Exhibit 99.1

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The unaudited pro forma condensed consolidated financial statements of ConocoPhillips have been derived from our historical consolidated financial statements and are being presented to give effect to the separation of Phillips 66 into an independent, publicly traded company. Effective with the filing of the ConocoPhillips Form 10-Q for the period ending June 30, 2012, Phillips 66 will be reported as a discontinued operation of ConocoPhillips. The unaudited pro forma condensed consolidated balance sheet has been prepared as though the separation of Phillips 66 occurred on March 31, 2012. The unaudited pro forma condensed consolidated income statements have been prepared as though the separation of Phillips 66 occurred on January 1, 2009. The following unaudited pro forma condensed consolidated financial statements should be read in conjunction with our historical financial statements and accompanying notes.

The pro forma adjustments are based on available information and assumptions management believes are factually supportable and for income statement purposes recurring in nature. The pro forma adjustments to reflect the separation of Phillips 66 include:

•

Reclassification of crude oil and natural gas sales to Phillips 66 and the related costs previously eliminated in consolidation as third-party transactions, as such sales will continue after separation.

•	Reclassification of accounts receivable from and payable to Phillips 66 previously eliminated in consolidation as third-party accounts receivable and payable.

•	A special cash distribution of approximately $5.9 billion from Phillips 66 in connection with the separation.

•	Costs incurred in connection with the separation of Phillips 66.

•	Reclassification and remeasurement of the remaining tax balances after the separation of Phillips 66 on the balance sheet.

Debt incurred by Phillips 66 prior to March 31, 2012 and, related restricted cash and financing costs are reflected in the “Separation of Phillips 66” column of the pro forma condensed consolidated balance sheet at March 31, 2012, and pro forma condensed consolidated income statement for the three months ended March 31, 2012, respectively. No adjustments have been made for the costs of operating after the separation of Phillips 66, the potentially dilutive impact of changes to stock-based compensation resulting from the Employee Matters Agreement executed in connection with the separation, the use of proceeds from the special cash distribution from Phillips 66 and any working capital adjustments to be determined after the separation as the impact of these items are not factually supportable at this time.

The unaudited pro forma condensed consolidated financial statements are for illustrative purposes only, and do not reflect what our financial position and results of operations would have been had the separation occurred on the dates indicated and are not necessarily indicative of our future financial position and future results of operations.

Unaudited Pro Forma Condensed Consolidated Income Statement			ConocoPhillips
Three Months Ended March 31, 2012
	Millions of Dollars
	Historical	Separation of Phillips 66	Pro Forma Adjustments		Pro Forma

Revenues and Other Income
Sales and other operating revenues	$56,132	(45,498)	4,350	(a)	14,984
Equity in earnings of affiliates	1,220	(734)			486
Gain on dispositions	942	(2)			940
Other income	60	(4)	3	(a)	59

Total Revenues and Other Income	58,354	(46,238)	4,353		16,469

Costs and Expenses
Purchased crude oil, natural gas and products	41,889	(40,104)	4,336	(a)	6,121
Production and operating expenses	2,696	(1,072)	14	(a)	1,638
Selling, general and administrative expenses	685	(290)	(99	) (a) (b)	296
Exploration expenses	679	-			679
Depreciation, depletion and amortization	1,838	(216)			1,622
Impairments	259	(45)			214
Taxes other than income taxes	4,521	(3,420)			1,101
Accretion on discounted liabilities	114	(7)			107
Interest and debt expense	209	(19)			190
Foreign currency transaction (gains) losses	(11)	15			4

Total Costs and Expenses	52,879	(45,158)	4,251		11,972

Income from continuing operations before income taxes	5,475	(1,080)	102		4,497
Provision for income taxes	2,520	(322)	39	(h)	2,237

Income From Continuing Operations	2,955	(758)	63		2,260
Less: income from continuing operations attributable to noncontrolling interests	(18)	2			(16)

Income From Continuing Operations Attributable to ConocoPhillips	$2,937	(756)	63		2,244

Income From Continuing Operations Attributable to ConocoPhillips Per Share of Common Stock (dollars)
Basic	$2.29				1.75
Diluted	2.27				1.74

Average Common Shares Outstanding (in thousands)
Basic	1,283,493				1,283,493
Diluted	1,293,104				1,293,104

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

Unaudited Pro Forma Condensed Consolidated Income Statement	ConocoPhillips
Three Months Ended March 31, 2011

	Millions of Dollars
	Historical	Separation of Phillips 66	Pro Forma Adjustments		Pro Forma

Revenues and Other Income
Sales and other operating revenues	$56,530	(44,774)	4,024	(a)	15,780
Equity in earnings of affiliates	1,017	(691)			326
Gain on dispositions	616	(3)			613
Other income	84	(3)	3	(a)	84

Total Revenues and Other Income	58,247	(45,471)	4,027		16,803

Costs and Expenses
Purchased crude oil, natural gas and products	42,376	(39,419)	4,001	(a)	6,958
Production and operating expenses	2,628	(1,072)	23	(a)	1,579
Selling, general and administrative expenses	499	(254)	3	(a)	248
Exploration expenses	176	-			176
Depreciation, depletion and amortization	2,070	(222)			1,848
Impairments	-	-			-
Taxes other than income taxes	4,364	(3,480)			884
Accretion on discounted liabilities	112	(7)			105
Interest and debt expense	262	(5)			257
Foreign currency transaction (gains) losses	(36)	43			7

Total Costs and Expenses	52,451	(44,416)	4,027		12,062

Income from continuing operations before income taxes	5,796	(1,055)			4,741
Provision for income taxes	2,754	(330)			2,424

Income From Continuing Operations	3,042	(725)			2,317
Less: income from continuing operations attributable to noncontrolling interests	(14)	1			(13)

Income From Continuing Operations Attributable to ConocoPhillips	$3,028	(724)			2,304

Income From Continuing Operations Attributable to ConocoPhillips Per Share of Common Stock (dollars)
Basic	$2.11				1.61
Diluted	2.09				1.59

Average Common Shares Outstanding (in thousands)
Basic	1,432,285				1,432,285
Diluted	1,445,477				1,445,477

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

Unaudited Pro Forma Condensed Consolidated Income Statement		ConocoPhillips
Year Ended December 31, 2011
	Millions of Dollars
	Historical	Separation of Phillips 66	Pro Forma Adjustments		Pro Forma

Revenues and Other Income
Sales and other operating revenues	$244,813	(196,068)	17,011	(a)	65,756
Equity in earnings of affiliates	4,077	(2,843)			1,234
Gain on dispositions	2,007	(1,637)			370
Other income	329	(59)	4	(a)	274

Total Revenues and Other Income	251,226	(200,607)	17,015		67,634

Costs and Expenses
Purchased crude oil, natural gas and products	185,867	(172,838)	16,946	(a)	29,975
Production and operating expenses	10,770	(4,089)	62	(a)	6,743
Selling, general and administrative expenses	2,078	(1,217)	(23	) (a) (b)	838
Exploration expenses	1,066	-			1,066
Depreciation, depletion and amortization	7,934	(920)			7,014
Impairments	792	(472)			320
Taxes other than income taxes	18,307	(14,288)	1	(a)	4,020
Accretion on discounted liabilities	455	(29)			426
Interest and debt expense	972	(18)			954
Foreign currency transaction (gains) losses	(16)	39			23

Total Costs and Expenses	228,225	(193,832)	16,986		51,379

Income from continuing operations before income taxes	23,001	(6,775)	29		16,255
Provision for income taxes	10,499	(1,729)	11	(h)	8,781

Income From Continuing Operations	12,502	(5,046)	18		7,474
Less: income from continuing operations attributable to noncontrolling interests	(66)	5			(61)

Income From Continuing Operations Attributable to ConocoPhillips	$12,436	(5,041)	18		7,413

Income From Continuing Operations Attributable to ConocoPhillips Per Share of Common Stock (dollars)
Basic	$9.04				5.39
Diluted	8.97				5.34

Average Common Shares Outstanding (in thousands)
Basic	1,375,035				1,375,035
Diluted	1,387,100				1,387,100

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

Unaudited Pro Forma Condensed Consolidated Income Statement			ConocoPhillips
Year Ended December 31, 2010
	Millions of Dollars
	Historical	Separation of Phillips 66	Pro Forma Adjustments		Pro Forma

Revenues and Other Income
Sales and other operating revenues	$189,441	(146,542)	14,397	(a)	57,296
Equity in earnings of affiliates	3,133	(1,765)			1,368
Gain on dispositions	5,803	(240)			5,563
Other income	278	(99)	3	(a)	182

Total Revenues and Other Income	198,655	(148,646)	14,400		64,409

Costs and Expenses
Purchased crude oil, natural gas and products	135,751	(125,093)	14,311	(a)	24,969
Production and operating expenses	10,635	(4,194)	84	(a)	6,525
Selling, general and administrative expenses	2,005	(1,198)	4	(a)	811
Exploration expenses	1,155	-			1,155
Depreciation, depletion and amortization	9,060	(891)			8,169
Impairments	1,780	(1,699)			81
Taxes other than income taxes	16,793	(13,990)	1	(a)	2,804
Accretion on discounted liabilities	447	(30)			417
Interest and debt expense	1,187	(20)			1,167
Foreign currency transaction (gains) losses	92	(93)			(1)

Total Costs and Expenses	178,905	(147,208)	14,400		46,097

Income from continuing operations before income taxes	19,750	(1,438)			18,312
Provision for income taxes	8,333	(470)			7,863

Income From Continuing Operations	11,417	(968)			10,449
Less: income from continuing operations attributable to noncontrolling interests	(59)	5			(54)

Income From Continuing Operations Attributable to ConocoPhillips	$11,358	(963)			10,395

Income From Continuing Operations Attributable to ConocoPhillips Per Share of Common Stock (dollars)
Basic	$7.68				7.03
Diluted	7.62				6.97

Average Common Shares Outstanding (in thousands)
Basic	1,479,330				1,479,330
Diluted	1,491,067				1,491,067

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

Unaudited Pro Forma Condensed Consolidated Income Statement			ConocoPhillips
Year Ended December 31, 2009
	Millions of Dollars
	Historical	Separation of Phillips 66	Pro Forma Adjustments		Pro Forma

Revenues and Other Income
Sales and other operating revenues	$149,341	(112,675)	12,162	(a)	48,828
Equity in earnings of affiliates	2,531	(1,092)			1,439
Gain on dispositions	160	(79)			81
Other income	358	(102)	1	(a)	257

Total Revenues and Other Income	152,390	(113,948)	12,163		50,605

Costs and Expenses
Purchased crude oil, natural gas and products	102,433	(93,142)	12,058	(a)	21,349
Production and operating expenses	10,339	(4,142)	95	(a)	6,292
Selling, general and administrative expenses	1,830	(1,175)	9	(a)	664
Exploration expenses	1,182	-			1,182
Depreciation, depletion and amortization	9,295	(888)			8,407
Impairments	535	(66)			469
Taxes other than income taxes	15,529	(13,668)	1	(a)	1,862
Accretion on discounted liabilities	422	(33)			389
Interest and debt expense	1,289	(22)			1,267
Foreign currency transaction (gains) losses	(46)	56			10

Total Costs and Expenses	142,808	(113,080)	12,163		41,891

Income from continuing operations before income taxes	9,582	(868)			8,714
Provision for income taxes	5,090	(173)			4,917

Income From Continuing Operations	4,492	(695)			3,797
Less: income from continuing operations attributable to noncontrolling interests	(78)	4			(74)

Income From Continuing Operations Attributable to ConocoPhillips	$4,414	(691)			3,723

Income From Continuing Operations Attributable to ConocoPhillips Per Share of Common Stock (dollars)
Basic	$2.96				2.50
Diluted	2.94				2.49

Average Common Shares Outstanding (in thousands)
Basic	1,487,650				1,487,650
Diluted	1,497,608				1,497,608

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

Unaudited Pro Forma Condensed Consolidated Balance Sheet		ConocoPhillips
At March 31, 2012
	Millions of Dollars
	Historical	Separation of Phillips 66	Pro Forma Adjustments		Pro Forma

Assets
Cash and cash equivalents	$3,707	-			3,707
Short-term investments*	508	-			508
Restricted cash	6,050	(6,050)	5,949	(e)	5,949
Accounts and notes receivable	15,575	(9,405)	1,408	(c)	7,578
Accounts and notes receivable—related parties	1,908	(1,693)			215
Inventories	6,072	(4,951)			1,121
Prepaid expenses and other current assets	3,246	(818)	(55	) (d)	2,373

Total Current Assets	37,066	(22,917)	7,302		21,451
Investments and long-term receivables	33,574	(10,793)	(2	) (d) (g)	22,779
Loans and advances—related parties	1,615	(1)			1,614
Net properties, plants and equipment	85,559	(15,202)			70,357
Goodwill	3,330	(3,330)			-
Intangibles	742	(730)			12
Other assets	995	(121)			874

Total Assets	$162,881	(53,094)	7,300		117,087

Liabilities
Accounts payable	$19,637	(11,771)	144	(c) (f)	8,010
Accounts payable—related parties	1,913	(1,029)			884
Short-term debt	7,002	(6,002)			1,000
Accrued income and other taxes	4,751	(1,151)	20	(d)	3,620
Employee benefit obligations	700	(35)	(157	) (g)	508
Other accruals	2,427	(436)			1,991

Total Current Liabilities	36,430	(20,424)	7		16,013
Long-term debt	21,358	(176)			21,182
Asset retirement obligations and accrued environmental costs	9,073	(777)			8,296
Joint venture acquisition obligation—related party	3,393	-			3,393
Deferred income taxes	18,709	(5,663)	323	(d)	13,369
Employee benefit obligations	4,033	(119)	(1,009	) (g)	2,905
Other liabilities and deferred credits	2,842	(422)			2,420

Total Liabilities	95,838	(27,581)	(679)		67,578

Equity
Common stock (2,500,000,000 shares authorized at $.01 par value)
Issued (2012—1,753,755,416 shares)
Par value	18	-			18
Capital in excess of par	44,936	-			44,936
Treasury stock (at cost: 2012—489,198,910 shares)	(33,678)	-			(33,678)
Accumulated other comprehensive income	3,972	(311)	566	(f) (g)	4,227
Unearned employee compensation	-	-			-
Retained earnings	51,286	(25,171)	7,413	(i)	33,528

Total Common Stockholders’ Equity	66,534	(25,482)	7,979		49,031
Noncontrolling interests	509	(31)			478

Total Equity	67,043	(25,513)	7,979		49,509

Total Liabilities and Equity	$162,881	(53,094)	7,300		117,087

* Includes marketable securities of:	$407

See Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements.

Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	ConocoPhillips

(a)	Represents the reclassification of sales of crude oil and natural gas to Phillips 66 and the related costs of purchased crude oil, natural gas and products; production and operating expenses; selling, general and administrative expenses; and taxes other than income taxes previously eliminated in consolidation as third party since such sales will continue after the separation.

(b)	Reduction of separation costs incurred related to the separation of Phillips 66. Expenses incurred of $102 million and $29 million for the quarter ended March 31, 2012 and the year ended December 31, 2011, respectively, primarily include legal, accounting and information systems costs.

(c)	Adjustments to reflect amounts previously recorded as accounts receivable from and payable to Phillips 66 of $1,408 million and $99 million, respectively and previously eliminated in consolidation as third-party accounts receivable and payable.

(d)	Represents certain tax reclassification and remeasurement, primarily related to pension and other employee benefits and directly related to the separation of Phillips 66. Also included are the effects of the Tax Sharing Agreement executed in connection with the separation of Phillips 66.

(e)	Pursuant to the private letter ruling received from the Internal Revenue Service (IRS), immediately prior to the separation, Phillips 66 distributed approximately $5.9 billion in cash primarily using the proceeds from the $5.8 billion in Senior Notes issued by Phillips 66 in March 2012 and a $2.0 billion term loan Phillips 66 entered into immediately prior to the separation. Under the terms of the IRS ruling, these funds will be used solely to pay dividends, repurchase common stock, repay debt, or a combination of the foregoing, within twelve months following the distribution.

(f)	Additional costs of approximately $72 million are expected to be incurred in connection with the separation. These costs are as follows:

Millions of Dollars

Compensation and benefits	$39
Information technology	15
Legal	10
Other general and administrative expenses	8

Total remaining separation costs	$72

(g)	Represents the assets and liabilities formerly associated with ConocoPhillips-sponsored pension plans and other employee benefit arrangements for the known Phillips 66 employees located in the United States and the United Kingdom. These amounts were transferred to the newly formed Phillips 66-sponsored plans. The transfer of these assets and liabilities increased accumulated other comprehensive income by $550 million and retained earnings by $568 million.

(h)	Represents the tax effect of pro forma adjustments to income before income taxes using a blended statutory rate of 38.25 percent. The effective tax rate of ConocoPhillips could be different (either higher or lower) depending on activities subsequent to the separation.

(i)	Stockholders’ equity was adjusted as a result of adjustments (c) through (g).